UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

GREENPLEX SERVICES, INC.

(Exact name of small business issuer as specified in its charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GREENPLEX SERVICES, INC.

10183 North Aero Drive, Suite 2

Hayden, ID 83835

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 30, 2011

To the Stockholders of Greenplex Services, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Greenplex Services, Inc., a Nevada corporation (the “Company”), will be held on Friday, December 30, 2011 at 11:00 a.m. Pacific Standard Time, at 4314 S. Regal Spokane, WA 99223, for the following purposes:

1.  To elect a Board of two (2) directors, to serve until the 2012 annual meeting of stockholders or until their successors are duly elected and qualified;

2.  Ratify the appointment of Li & Company, PC as our independent auditors for the year ending December 31, 2012.

3.  To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on November 15, 2011 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

/s/ Kyle W. Carlson
President & Chief Executive Officer

Spokane, Washington

Date: December 9, 2011

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

GREENPLEX SERVICES, INC.

10183 North Aero Drive, Suite 2

Hayden, ID 83835

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of Greenplex Services, Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, December 29, 2011 at 11:00 a.m. Pacific Standard Time, at 4314 S. Regal Spokane, WA 99223 or at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the notice attached to this proxy statement. This proxy statement and accompanying proxy card are first being mailed to you on or about December 9, 2011.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares November 15, 2011, the record date. At the close of business on the record date, 1,817,500 shares of common stock were outstanding and entitled to vote at the Annual Meeting.  Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date, and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Kyle W. Carlson, company President.  He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Annual Meeting if a quorum is present.  A quorum is present at the Annual Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Annual Meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.  Proposal 1 is considered a routine proposal.

It is important that your proxy be returned promptly and that your shares be represented.  You are urged to sign, date and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders.  If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting) and any adjournment thereof.  The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting.  If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Annual Meeting.  If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct.  If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares "for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Annual Meeting, or (iii) by attendance at the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.  Any written notice of revocation or subsequent Proxy should be delivered to Greenplex Services, Inc., Attention: Secretary, 10183 North Aero Drive, Suite 2, Hayden, ID 83835, or hand-delivered to the Secretary of Greenplex Services, Inc. at or before the taking of the vote at the Annual Meeting.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to you.  We will reimburse our transfer agent for its out-of-pocket expenses.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $2,000.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  We will not pay our employees additional compensation for contacting you.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors

Our business is managed under the direction of our Board of Directors.  The Board of Directors has designated as nominees for re-election all two directors currently serving on the Board as well as current officers.  See "Nominees for Director" below for profiles of the nominees.  After the election of the directors at the Annual Meeting, our Board will have two directors.

The Board believes that re-electing these incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to our company by virtue of their familiarity with, and insight into, our affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  We have no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominees, and their ages as of the date of the Annual Meeting, their positions at Greenplex Services, and the period during which they have served as a director are set forth in the following table and paragraphs:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Kyle W. Carlson	President, Treasurer, Secretary, Chief Executive Officer, Chief Financial Officer, & Chairman	33	September 4, 2009
Andrew Christman	Vice President and Director	32	September 4, 2009

Kyle W. Carlson - President, Treasurer, Secretary, Chief Executive Officer, Chief Financial Officer, and Chairman.  Mr. Carlson is 32 years old and of good health.  Mr. Carlson attended Winona State University where he earned his business degree.  He worked in winter snow removal for Grant Township in Minnesota from 1996-2003, he co-owned Carlson Construction Services, a construction company, from 1997-2004, worked for Mr. Handyman home improvement company from 2003 to 2004, and has worked on several home and landscape improvement reality TV shows for various television networks as project manager and construction coordinator from 2005 to 2010,  Employment included “mobile home Disaster” seasons 2005 and 2008, “Deserve and Design” seasons 2007-2008, and “The Outdoor Room” seasons 2009-2010.  He is currently the Owner of Carlson Construction Corp., a home improvement company which he started in 2008, he has been a licensed contractor since 2008, and he is also certified in synthetic turf installation.  Mr. Carlson currently has his residential real estate agent license which he received in 2007.  With his vast knowledge and personal experience in snow removal, home and landscape improvement, turf installation, home construction, and residential real estate, combined with his business education and experience operating various businesses, he is well qualified to serve as Chairman of the Board of Directors.

Andrew Christman - Vice President and Director.  Mr. Christman is 31 years old and of good health.  Mr. Christman graduated from the University of Washington in 2002 with a B.A. from the Jackson School of International Studies and a minor in Spanish.  He owned and operated a successful landscaping business named Christman Landscaping from 1994 through 1998.  He also founded an exterior painting company named A&T Painting which was in business from 1998 to 2002.  From May 2005 to March 2007, he worked for by Plavan Petroleum, a San Diego biofuel distributor, and quickly became the specialist for San Diego County in charge of the purchasing, marketing, and sales for all alternative fuels.  In March 2007, he joined national fuel and lubricant distributor Maxum Petroleum with primary responsibilities in expanding domestic biodiesel consumption along the West Coast, purchasing, inspecting supplier facilities, and general sales and marketing.  He continues to work for Maxum Petroleum today.  Mr. Christman has years of working experience in the landscaping and exterior home improvement industry, as well as operating his own successful small businesses, which makes him ideally qualified to serve on the Board of Directors for GreenPlex Services, Inc.

Family Relationships

There are no family relationships among our directors or officers

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of Greenplex Services has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

The Board of Directors considers director nominees based on the need to fill vacancies or to expand the Board, and also considers need to fill particular roles on the Board (e.g. independent director, financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills.  The Board of Directors does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders.  Given that Greenplex Services is a small development stage corporation, the Board of Directors has not deemed it timely to create board committees and develop policies with regard to stockholder nomination of director candidates.

During the year ended December 31, 2010, the Board of Directors did not meet, but acted through unanimous written consents.

Compensation of Directors

The directors of Greenplex Services were not paid for attending board meetings in 2010.

Director Independence

The Board of Directors has determined that none of its members are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.

Stockholder Communications with the Board of Directors

We have not provided a formal process related to stockholder communications with the Board of Directors.  Any stockholder who desires to contact the Board of Directors or specific members of the Board may do so by writing to: The Board of Directors, Greenplex Services, Inc., 10183 North Aero Drive, Suite 2, Hayden, ID 83835.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF

LI & COMPANY, PC, AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

Li & Company, PC, has served as the independent auditors of Greenplex Services since October 7, 2009.  On September 4, 2009, the Board of Directors authorized the appointment of Li & Company, PC, independent auditors, to audit our financial statements.  If the shareholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the appointment of Li & Company, PC

Independent Public Accountants

On September 4, 2009, the Registrant's Board of Directors authorized the appointment of Li & Company, PC, Certified Public Accountants Skillman, New Jersey, as Greenplex Services' registered independent public accounting firm.

Audit services of Li & Company, PC include the examination of our financial statements and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meets with Li & Company, PC on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by Li & Company, PC, as well as the fees charged for such services.

Fees Billed to Greenplex Services by Li & Company, PC during Fiscal Year 2010.

Audit Fees.  Aggregate fees billed for professional services rendered by Li & Company in connection with its audit of Greenplex Services’ financial statements as of and for the years ended December 31, 2009, and December 31, 2010, its reviews of Greenplex Services’ unaudited condensed consolidated interim financial statements, and for SEC consultations and filings were $21,600.

Tax Fees – We did not pay Li & Company, PC for professional services for tax compliance, tax advice and tax planning in 2010.

All Other Fees – We did not incur any other fees and expenses from Li & Company, PC for the fiscal years 2010 and 2009 annual audits.

Vote Required

Submission of the appointment of Li & Company, PC as our independent auditors for the fiscal year ending December 31, 2012 is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF LI & COMPANY, PC AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012 (ITEM NO. 2 ON THE PROXY CARD).

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of Greenplex Services are Kyle W. Carlson, President and Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer; and Andrew Christman, Vice President.

A.  Summary Compensation Table

The table below sets forth the aggregate annual and long-term compensation paid by us during our last two fiscal years ended December 31, 2009 and December 31, 2010 to our Chief Executive Officer (the “Named Executive Officer”).  Other than as set forth below, no executive officer’s salary and bonus exceeded $100,000 for the fiscal year 2010.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non-Qualified Deferred Compensation Earnings ($) (h)	All other Compensation ($) (i)	Total ($) (j)
Kyle W. Carlson Pres. & CEO, Dir.	2010	0	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0	0

B.  Narrative Disclosure to Summary Compensation Table

Kyle W. Carlson has not entered into formal written employment agreement with Greenplex Services.

C.  Outstanding Equity Awards at Fiscal Year End

Kyle W. Carlson had not been granted any equity compensation, including option grants as of December 31, 2010.

Stock Awards

          Option Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expira- tion Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested ($) (j)
Kyle W. Carlson	-	-	-	$-	-	-	$-	-	$ -

D.

Compensation of Directors

We did not pay our directors fees in the fiscal year ended December 31, 2010 and have not paid such fees in the past for attending scheduled and special meetings of our board of directors.  In the future, we may adopt a policy of paying independent director a fee for their attendance at board meetings.  We do reimburse each director for reasonable travel expenses related to such director's attendance at board of directors meetings.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity incentive Plan Com- pensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All other Compensa- tion ($) (g)	Total ($) (h)
Carlson, Kyle W.	0	0	0	0	0	0	0
Christman, Andrew	0	0	0	0	0	0	0

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

Greenplex Services does not have an employment contract with its Named Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known by us with respect to the beneficial ownership of our common stock as of November 29, 2011 by (i) each person who is known by us to own beneficially more than 5% of common stock, (ii) each of our Chief Executive Officer and our Chief Financial Officer, (iii) each of our directors and (iv) all of our current officers and directors as a group.  Except as otherwise listed below, the address of each person is c/o Greenplex Services, Inc., 10183 North Aero Drive, Suite 2, Hayden, ID 83835.

The percentage of shares beneficially owned is based on 1,817,500 shares of common stock outstanding as of November 29, 2011.  Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of November 29, 2011 are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of 5% or more of our voting Common Stock. Except as noted the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options or warrants.  Percentage ownership information is based on 1,817,500 shares of Common Stock outstanding as of November 29, 2011.  Percentage information for each person assumes that no other individual will exercise any warrants and/or options.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Carlson, Kyle W. - Pres., Treas., Sec., CEO, CFO & Director (1)	200,000 shares	11.0%
Christman, Andrew - VP & Director (2)	200,000 shares	11.0%
Executive officers and directors as a group, 2 persons (3)	400,000 shares	22.0%
(1)		The holdings of Mr. Carlson include 200,000 shares of common stock.
(2)		The holdings of Mr. Christman include 200,000 shares of common stock.
(3)		The holdings of the executive officers and directors as a group include an aggregate of 400,000 shares of common stock as of November 29, 2011.

Legal Proceedings.

To the best knowledge of the management of Greenplex Services, no director, officer, affiliate of Greenplex Services, owner of record or beneficially of more than 5% of any class of securities of Greenplex Services, or security holder is a party adverse to Greenplex Services or has a material interest adverse to Greenplex Services in any material legal proceeding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 4, 2009, an aggregate of 400,000 shares of common stock were purchased by our founders at $0.001 shares per share for aggregate gross proceeds of $400, as follows: 200,000 shares of common stock were issued to Kyle W. Carlson, our President, Treasurer, Secretary, CEO, and CFO and 200,000 shares were issued to Andrew Christman, Vice President and director.

On September 30, 2009, GreenPlex Services concluded a private placement of shares of its common stock.  GreenPlex Services raised a total of $88,000 through the sale of 880,000 shares of its common stock to a total of 29 non-accredited investors and 15 accredited investors for $0.10 per share.  The following related person purchased shares in this private placement: Lane Carlson, the brother of Kyle W. Carlson, purchased 5,000 shares for $500.

Director Independence

The Board of Directors has determined that none of its five members are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.  We are not presently required to have independent directors.  If we ever become a listed issuer whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association, which has independent director requirements, we intend to comply with all applicable requirements relating to director independence.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock.  Based solely upon the review of the Forms 3, 4 and 5 furnished to our company and certain representations made to our company, we believe that during the fiscal year ended December 31, 2010, the members of the Board of Directors, our executive Officers, and person(s) who hold more than 10% of our outstanding common stock timely filed all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of our company.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting.  If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  We will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefore.

We may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our 2011 Annual Meeting of Stockholders must be received no later than November 1, 2011.  Stockholders wishing to nominate directors or propose other business at the 2011 Annual Meeting of Stockholders, but not intending to include such nomination or proposal in the Greenplex Services proxy statement for such meeting, must give advance written notice us pursuant to our bylaws.  Our bylaws provide that notice of any such nomination or proposal must be received at our principal executive offices not less than 120 days prior to the date of the 2011 Annual Meeting of Stockholders and must contain the information specified by our bylaws.  If this notice is not timely, then the nomination or proposal will not be brought before the 2011 Annual Meeting of Stockholders.

ANNUAL REPORT

If you wish to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2010 with the proxy material, a copy of the Form 10-K will be made available (without exhibits), free of charge, to interested stockholders upon written request to Kyle W. Carlson, 10183 North Aero Drive, Suite 2, Hayden, ID 83835; telephone (208) 591-3281.  The Annual Report on Form 10-K, including exhibits, are also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

By Order of the Board of Directors

December  9, 2011

/s/ Kyle W. Carlson

Kyle W. Carlson

President, CEO

1.  ELECTION OF DIRECTORS:

Nominees:

(01) Kyle W. Carlson

(02) Andrew Christman

[  ]

FOR ALL NOMINEES

[  ]

WITHHELD ALL NOMINEES

[  ]

For all nominees except as noted below:

____________________________________________________________

2.

Ratify the appointment of Li & Company, PC as our independent auditors for the year ending December 31, 2012.

FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

3.

To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

Mark here for address change and note at right

[  ]  _____________________________________________________

Mark here if you plan to attend the meeting

[  ]

______________________________________________________________________________

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE ENCLOSED.

______________________________________________________________________________

If stock is held jointly, signature should include both names.  If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.  If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer.  If stock is held by a partnership, please sign in partnership name by authorized person.

Signature: _________________________________________  December  ____ 2011

Name:____________________________________________

Signature: _________________________________________  December  ____ 2011